337326095 v2 1. CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (this “Agreement”) is made by and between Ovid Therapeutics Inc. (the “Company”) and Karen Bernstein (“Consultant”) (each, a “Party”), effective as of June 10, 2026 (the “Effective Date”). 1. ENGAGEMENT OF SERVICES. Subject to the terms of this Agreement, Consultant agrees to provide consulting services to the Company as described in Exhibit A hereto (the “Services”). Consultant shall perform all Services in compliance with all applicable laws. 2. COMPENSATION. As sole compensation for the performance of the Services, the Company will pay to Consultant the amounts on the schedule specified in Exhibit A. 3. TERM AND TERMINATION. The term of this Agreement shall begin on the Effective Date and will automatically terminate on the first anniversary of the Effective Date (the “Term”); provided, however, that the Term of this Agreement may be renewed by the Company in its sole discretion. Either Party may terminate this Agreement earlier upon written notice if the other Party materially breaches this Agreement and, if such breach is curable, fails to cure such breach within ten (10) days after written notice specifying the breach. The Company may terminate this Agreement immediately upon written notice for Consultant’s fraud, willful misconduct, or conviction of, or plea of nolo contendere to, a felony. Upon any early termination, the Company will pay any earned but unpaid consulting fee through the effective date of termination and reimburse approved expenses. 4. INDEPENDENT CONTRACTOR RELATIONSHIP. Consultant’s relationship with the Company is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship with the Company. Consultant is not entitled to and will be excluded from participating in any of the Company’s benefit plans or programs (and Consultant waives the right to receive any such benefits). Consultant is solely responsible for all tax returns, payments, or reports required to be filed with or made to any federal, state or local tax authority with respect to Consultant’s receipt of fees under this Agreement. Consultant is not authorized to make any representation, contract or commitment on behalf of the Company unless specifically requested or authorized to do so by an executive officer of the Company. No part of Consultant’s compensation will be subject to withholding by the Company for the payment of any social security, federal, state or any other employee payroll taxes. 5. NON-DISCLOSURE OF PROPRIETARY INFORMATION. Consultant recognizes that Consultant may be exposed to, have access to and be engaged in the development of information regarding the trade secrets, technology, strategic sales/marketing plans, intellectual property, and confidential business activities of the Company and its affiliated entities. At all times during Consultant’s engagement and thereafter, Consultant will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with the Services, or unless an officer of the Company expressly authorizes such in writing, or unless otherwise permitted or required by law. “Proprietary Information” includes (a) trade secrets, inventions, ideas, samples, procedures and formulations for producing any such samples, media and/or processes, data,

337326095 v2 2. methods, software, source and object codes, programs, other works of authorship, know-how, improvements, discoveries, developments, developmental or experimental work, designs, and techniques, formulae, software programs, algorithms, systems, models, marketing campaigns, promotions, copy, technical specifications, documentation, modifications, designs, writings; (b) information regarding the operation of the Company, including its products, services, marketing and business plans, business negotiations, partnering strategy, financing strategy, milestones, budgets, accounts, financial statements, cash position, contracts, prices and costs, suppliers, vendors, service providers, license agreements, negotiations and current or potential customers; (c) information regarding the skills and compensation of employees, contractors, and any other service providers of the Company; and (d) the existence of any ongoing, past or planned business discussions, negotiations, or agreements between any third party and the Company. Proprietary Information shall also include any information that Consultant learned during his service as a member of the Company’s Board of Directors (the “Board”). Notwithstanding the foregoing, Consultant understands that an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. 6. ASSIGNMENT OF WORK PRODUCT. Consultant hereby assigns to the Company any and all right, title, and interest in and to any and all Work Product (and all intellectual property rights with respect thereto) made, conceived, reduced to practice, or learned by Consultant, either alone or with others, during the period of Consultant’s engagement by the Company. Consultant will execute such documents and perform such other acts as the Company may reasonably request for use in applying for, assigning, obtaining, perfecting, evidencing, sustaining, and enforcing such Work Product. As used in this Agreement, the term “Work Product” means any trade secrets, ideas, inventions (whether patentable or unpatentable), processes, formulations, software source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques, trademarks, or other copyrightable or patentable works. 7. PRIVILEGE. Consultant will continue to preserve all applicable attorney-client, work product, and other legal privileges of the Company and will not waive any such privilege without the Company’s prior written consent. 8. POLICIES AND COMPLIANCE. Consultant will comply with the Company’s insider trading policy and any pre-clearance or blackout restrictions while in possession of material non-public information and will not trade in the Company’s securities in violation of law. While on Company premises or using Company systems, and in performing the Services, Consultant will comply with the Company’s written codes and policies that are applicable to outside consultants and provided to Consultant in advance, including policies on confidentiality, data security, and business conduct. 9. RETURN OF COMPANY PROPERTY. Unless otherwise authorized by the Company, upon termination of this Agreement or earlier as requested by the Company, Consultant will deliver to the Company any Company property in Consultant’s possession, and any other documents or material containing or disclosing any Company Work Product.

337326095 v2 3. 10. COOPERATION. Consultant agrees to reasonably cooperate with the Company, upon reasonable notice and at mutually convenient times, in connection with any transition matters, audits, investigations, litigation, administrative proceedings, or regulatory matters relating to periods of Consultant’s Board service or the Services, provided that such cooperation will not unreasonably interfere with Consultant’s other professional or personal commitments. The Company will reimburse Consultant’s reasonable pre-approved out-of-pocket expenses incurred in providing such cooperation upon approval. 11. GENERAL PROVISIONS. 11.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, excluding its choice of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law). 11.2 Severability; No Assignment. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement. This Agreement may not be assigned by Consultant without the Company’s consent, and any such attempted assignment shall be void and of no effect. 11.3 Entire Agreement. This Agreement constitutes the final, complete, and exclusive agreement of the parties with respect to the subject matter herein, and supersedes and merges all prior or contemporaneous proposals, discussions, negotiations, understandings, promises, representations, conditions, communications and agreements, whether written or oral, between the parties with respect to such subject matter, except as otherwise provided in any agreements relating to Consultant’s ownership interest in the Company. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by Consultant and the Chief Executive Officer of the Company. [SIGNATURE PAGE FOLLOWS]

337326095 v2 4. IN WITNESS WHEREOF, the parties have caused this Consulting Agreement to be executed by their duly authorized representative. OVID THERAPEUTICS INC. By: Meg Alexander President and Chief Executive Officer CONSULTANT By: Karen Bernstein

EXHIBIT A SERVICES & COMPENSATION Nature of Work: Consultant will provide strategic advice and consulting services as requested by the Chief Executive Officer. Compensation: 1. Consulting Fees. During the Term of this Agreement, Consultant shall be paid an aggregate consulting fee of $45,000, payable in arrears in equal monthly payments of $3,750. Consultant will be solely responsible for the payment of all withholding taxes, social security, workers’ compensation, unemployment and disability insurance or similar items required by any government agency. 2. Equity Grant. Subject to the approval of the Board or a committee thereof, Consultant shall be granted an option to purchase 50,000 shares of the Company’s common stock (the “Option”). The Option will be granted pursuant to the terms and conditions of the Company’s 2017 Equity Incentive Plan, as amended or restated from time to time (the “Equity Plan”), the related grant notice and award agreement, and the Company’s policies in effect from time to time. The shares subject to the Option will vest in full on June 9, 2027, subject to Consultant’s Continuous Service (as defined in the Equity Plan) through such vesting date. The Option shall be a nonstatutory stock option, with an exercise price per share equal to the closing sale price per share of Company’s common stock as reported on The Nasdaq Capital Market on the grant date, and a term of 10 years (subject to earlier termination in connection with a termination of service as provided in the Equity Plan). 3. Continuing Service Provider. During the Term of this Agreement, the Consultant will be considered to be in “Continuous Service,” as defined in the Equity Plan; provided, however, “Continuous Service” will be considered terminated as of the effective date of an early termination by either the Company or Consultant pursuant to Section 3 of this Agreement.